# iSHARES **KLD 400 SOCIAL INDEX FUND**

Prospectus – November 13, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares™

iShares®

iShares Trust

iShares Trust (the “Trust”) currently consists of over 90 separate investment portfolios, each a “Fund” and collectively, “Funds.” This Prospectus relates solely to the iShares KLD 400 Social Index Fund (the “Fund”). The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Domini 400 SocialSM Index created and maintained by KLD Research & Analytics, Inc. (“KLD” or the “Index Provider”).

Barclays Global Fund Advisors (“BGFA”) is the investment adviser to the Fund. The Trust is a registered investment company. The shares of the Fund are listed and trade at market prices on national securities exchanges, such as the American Stock Exchange (“AMEX”). Market prices for the Fund’s shares may be different from its net asset value per share (“NAV”). The Fund has its own CUSIP number and exchange trading symbol.

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated November 13, 2006

® iShares is a registered trademark of Barclays Global Investors, N.A.

page i

Distribution	12

Financial Highlights	13

Index Provider	14

Disclaimers	15

page ii

Introduction

This Prospectus provides the information you need to make an informed decision about investing in the Fund. It contains important facts about the Trust as a whole and the Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index. The Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Domini 400 SocialSM Index created and maintained by KLD, which provides environmental, social and corporate governance investment research, indexes, compliance and consulting services to institutional investors and money managers.

BGFA, the investment adviser to the Fund, is a subsidiary of Barclays Global Investors, N.A. (“BGI”). BGFA and its affiliates are not affiliated with the Index Provider. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, BGFA or any of its affiliates.

iShares Introduction

iShares KLD 400 Social Index Fund

Cusip: 464288570

Trading Symbol: DSI

Underlying Index: Domini 400 SocialSM Index

Investment Objective of the Fund

The iShares KLD 400 Social Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Domini 400 SocialSM Index (the “Underlying Index”). The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies of the Fund

The Underlying Index is designed to provide exposure to the common stocks of companies that KLD determines have positive environmental, social and governance characteristics. The Underlying Index consists of 400 companies drawn primarily from the universe of companies included in the S&P 500® Index and the Russell 3000® Index. KLD evaluates each eligible company’s environmental, social and governance performance using standardized criteria. KLD seeks to include in the Underlying Index companies with positive environmental, social and governance performance relative to their industry and sector peers, and in relation to the broader market. In determining whether a company has a positive environmental, social and governance record, KLD considers the company’s record of community relations, diversity, employee relations, human rights, product quality and safety, environment and corporate governance. Companies that KLD determines are in the following businesses beyond specified revenue thresholds are not eligible for inclusion in the Underlying Index: alcohol, tobacco, firearms, nuclear power, military weapons and gambling. KLD seeks to maintain the composition of Underlying Index components at approximately 250 companies from the S&P 500® Index, 100 non-S&P 500® Index companies and 50 additional companies with exemplary environmental, social and governance records.

The S&P 500® Index measures the performance of the large-capitalization sector of the U.S. equity market. As of the close of business on May 31, 2006, the S&P 500® Index included approximately 78% of the market capitalization of all publicly traded U.S. equity securities.

The Russell 3000® Index measures the performance of the broad U.S. equity market. As of the close of business on May 31, 2006, the Russell 3000® Index included approximately 98% of the market capitalization of all publicly traded U.S. equity securities. The Russell 3000® Index is a capitalization-weighted index of the largest public companies domiciled in the U.S. and its territories.

“Domini 400 SocialSM” Index is a service mark of KLD and has been licensed for use for certain purposes by BGI. The iShares KLD 400 Social Index Fund is not sponsored, endorsed, sold or promoted by KLD, and KLD makes no representations regarding the advisability of investing in shares of the Trust.

The Domini 400 SocialSM Index is derived from the constituents of the S&P 500® and the Russell 3000® Indices. The Russell 3000® Index is a trademark of the Frank Russell Company (“FRC”). The use of the Russell 3000® Index as part of the universe for the Domini 400 SocialSM Index in no way suggests or implies an opinion by FRC as to the attractiveness of the Domini 400 SocialSM Index or of the investment in any or all of the securities upon which the Russell 3000® Index or the Domini 400 SocialSM Index are based or in the Fund.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “S&P 500 Index,” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The use of the S&P 500® Index as part of the universe for the Domini 400 SocialSM Index in no way suggests or implies an opinion by The McGraw-Hill Companies, Inc. as to the attractiveness of the Domini 400 SocialSM Index or of the investment in any or all of the securities upon which the S&P 500 Index or the Domini 400 SocialSM Index are based or in the Fund.

BGFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate some of the risks of active management, such as poor security selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will invest at least 90% of its assets in the securities of the Underlying Index or in American Depositary Receipts (“ADRs”) representing securities in the Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BGFA believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA. BGFA uses a representative sampling indexing strategy for the Fund, as described below.

Representative Sampling

“Representative Sampling” is an indexing strategy that involves investing in a representative sample of the securities included in the Underlying Index that collectively have a similar investment profile as the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

Correlation

An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A correlation percentage of 100% would indicate perfect correlation. The difference between 100% correlation and the Fund’s actual percentage correlation with the Underlying Index is called “tracking error.” A fund using a representative sampling strategy can be expected to have a greater tracking error than a fund using a replication indexing strategy. “Replication” is an indexing strategy in which a Fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy

The Fund will only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries, to approximately the same extent that the Underlying Index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

iShares KLD 400 Social Index Fund

Principal Risks of the Fund

The Fund is subject to the principal risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objective.

The performance of the Underlying Index, and therefore the performance of the Fund, may differ from the performance of the S&P 500® Index and the Russell 3000® Index due to the different mix of securities in the Underlying Index and the Fund as compared to the securities in the S&P 500® Index and the Russell 3000® Index.

Asset Class Risk

The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. The stocks in the Underlying Index may underperform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

Concentration Risk

If the Underlying Index concentrates in a particular industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, to the extent that the Fund concentrates in a single industry or group of industries; it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries. An investment in the Fund should not constitute a complete investment program.

Derivatives Risk

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Management Risk

The Fund may be subject to management risk because the Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Management risk is the risk that BGFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The Fund is managed to track the Underlying Index, and is therefore subject to passive investment risk, which is described below.

Market Risk

The Fund’s NAV will react to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Prior Active Market

Although shares of the Fund are listed for trading on a national securities exchange, there can be no assurance that an active trading market for such shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Fund shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below their NAV. The per share NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of the Fund’s shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

Passive Investment Risk

The Fund is not actively managed. The Fund may be affected by a general decline in the U.S. market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merit. BGFA does not attempt to take defensive positions in declining markets.

Tracking Error Risk

Imperfect correlation between the Fund’s securities and those in its Underlying Index, rounding of prices, changes to its Underlying Index and regulatory policies may cause the Fund’s performance to diverge from the performance of its Underlying Index. This is called “tracking error.” Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not incur such expenses.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

iShares KLD 400 Social Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)*
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses**	None
Total Annual Fund Operating Expenses	0.50%

*	Expressed as a percentage of average net assets.

**	The Trust’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years
$51	$160

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of October 31, 2006 was $2,500,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units also will pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $13,779 if the Creation Unit is redeemed after one year and $41,087 if the Creation Unit is redeemed after three years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged up to four times the standard creation or redemption transaction fee.

Management

Investment Adviser

As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA’s extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses, distribution fees or expenses, and extraordinary expenses.

BGFA is entitled to receive management fees from the Fund based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Name of Fund	Management Fee*
iShares KLD 400 Social Index Fund	0.50%

*	Because the Fund has not been in operation for a full fiscal year, the percentage reflects the rate at which BGFA will be paid.

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of August, 31, 2006, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.6 trillion. BGI, BGFA, Barclays Global Investor Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory agreement with BGFA will be available in the Fund’s semi-annual report for the period ending April 30, 2007.

Portfolio Managers

Patrick O’Connor and S. Jane Leung (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities. For risk management and compliance purposes, each Portfolio Manager is subject to appropriate limitations on his or her authority.

Patrick O’Connor is an employee of BGFA and BGI and will be one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund from its inception. Mr. O’Connor has been a Portfolio Manager with BGFA and BGI since 1999.

S. Jane Leung is an employee of BGFA and BGI and will be one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund from its inception. Ms. Leung has been a Portfolio Manager with BGFA and BGI since 2001.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares (if any) in the Fund.

iShares Management

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company (“Investors Bank”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website www.iShares.com.

Buying and Selling Shares

Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded companies. There is no minimum investment. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund trade under the trading symbol DSI.

The Trust’s Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board of Trustees has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The Fund’s shares are listed for trading on a national securities exchange. The Fund’s primary listing exchange is the AMEX. The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

Share Prices

The trading prices of shares in the secondary market generally will differ in varying degrees from their daily NAVs per share and are affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of shares of the Fund is disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers, or market data vendors. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The approximate value is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy.

Determination of Net Asset Value

Investors Bank calculates the NAV for the Fund generally once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

iShares Shareholder Information

Dividends and Distributions

The Fund pays out dividends from net investment income to investors at least annually. The Fund distributes its net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when:

■	The Fund makes distributions, and

■	You sell shares.

Taxes on Distributions

Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you, if you are an individual, at long-term capital gain rates. Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund must meet holding period and other requirements with respect to its dividend paying securities and you must meet holding period requirements and other requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided, however, that for taxable years of the Fund beginning on or before December 31, 2007, interest-related dividends and short-term capital gain dividends may not be subject to such U.S. withholding tax. In order for a distribution to qualify as an interest-related dividend or a short-term capital gain dividend, a Fund must designate it as such in writing to shareholders; depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold

Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions

The shares that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” enters into an authorized participant agreement with SEI Investments Distribution Co. (“SEI”), the Fund’s distributor, which is subject to acceptance by the transfer agent, and then deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can only be redeemed in Creation Units, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant, and in each case, must have executed an agreement with SEI with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund, a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in them being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted with ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national securities exchange.

Transaction Fees

The Fund will impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in-kind for the Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will

iShares Shareholder Information

be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to the maximum amount shown below under “Maximum Creation/Redemption Transaction Fee.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of October 31, 2006, the approximate value of one Creation Unit, including the standard creation and redemption transaction fee.

Name of Fund	Approximate Value of a Creation Unit	Standard Creation/ Redemption Transaction Fee	Maximum Creation/ Redemption Transaction Fee
iShares KLD 400 Social Index Fund	$2,500,000	$500	$2,000

Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Distribution

SEI serves as the distributor of Creation Units for the Fund on an agency basis. SEI does not maintain a secondary market in shares of the Fund. SEI has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. SEI’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its financial highlights.

iShares Financial Highlights

Index Provider

KLD is the Index Provider for the Domini 400 SocialSM Index. KLD provides environmental, social and corporate governance investment research, indexes, compliance and consulting services to institutional investors and money managers. KLD is responsible for the calculation and maintenance of the Domini 400 SocialSM Index. KLD also publishes the KLD Select SocialSM Index, KLD Large Cap SocialSM Index, the KLD Broad Market SocialSM Index and the KLD Global Climate 100SM Index. KLD is not affiliated with the Trust, BGFA or its affiliates or SEI.

BGI has entered into a license agreement with KLD to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to the Trust at no charge.

Disclaimers

The iShares KLD 400 Social Index Fund is not sponsored, endorsed, sold or promoted by KLD. KLD makes no representation or warranty, express or implied, to the owners of shares of the Trust or to any member of the public regarding the advisability of owning or trading in shares of the Trust. KLD’s only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names, and service marks of KLD and of the Domini 400 SocialSM Index, which is determined, composed and calculated by KLD without regard to the Trust, BGI, or BGFA. KLD has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Domini 400 SocialSM Index. KLD is not responsible for and has not participated in the determination or the timing of, prices, or quantities of shares to be issued or in the determination or calculation of the equation by which shares are to be converted into cash. KLD has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. KLD does not guarantee the accuracy and/or completeness of the Domini 400 SocialSM Index or any data included therein. KLD makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Fund, or any other person or entity from the use of the Domini 400 SocialSM Index or any data included therein. KLD makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Domini 400 SocialSM Index or any data included therein. Without limiting any of the foregoing, in no event shall KLD have any liability for any lost profits or indirect, punitive, special, or consequential damages, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements between KLD and BGI and BGFA.

Shares of the Fund are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index identified herein to track stock market performance. The Underlying Index identified herein is determined, composed and calculated by KLD without regard to the Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The AMEX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

The AMEX does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

iShares Disclaimers

BGFA makes no warranty, express or implied, as to results to be obtained by the Fund, to the owners of the shares of the Fund, or to any other person or entity, from the use of the Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Copies of the Prospectus, SAI, and other information can be found on our website at www.iShares.com. For more detailed information about the Trust and shares of the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have questions about the Fund or you wish to obtain the SAI free of charge, please:

Call: 1-800-iShares
(toll free) 1-800-474-2737
Monday through Friday
8:30 a.m. to 6:30 p.m. (Eastern time)

Email: iSharesfunds@seic.com

Write: iShares Trust
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

*No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.*

Investment Company Act File No. 811-09729

BGI-F-053-11006

**For more information visit our website**
**or call 1-800-iShares (1-800-474-2737)**

**www.iShares.com**

iShares™

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